UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number	811-08059

Cohen & Steers Global Realty Shares, Inc.
(Exact name of registrant as specified in charter)

280 Park Avenue, New York, NY			10017
(Address of principal executive offices)			(Zip code)

Tina M. Payne Cohen & Steers Capital Management, Inc. 280 Park Avenue New York, New York 10017
(Name and address of agent for service)

Registrant’s telephone number, including area code:		(212) 832-3232

Date of fiscal year end:	December 31

Date of reporting period:	June 30, 2015

Item 1. Reports to Stockholders.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

To Our Shareholders:

We would like to share with you our report for the six months ended June 30, 2015. The net asset values (NAV) per share at that date were $49.15, $48.83, $49.34, $49.27 and $49.35 for Class A, Class C, Class I, Class R and Class Z shares, respectively.

The total returns, including income and change in NAV, for the Fund and its comparative benchmarks were:

Six Months Ended June 30, 2015
Cohen & Steers Global Realty Shares—Class A	–1.14%
Cohen & Steers Global Realty Shares—Class C	–1.44%
Cohen & Steers Global Realty Shares—Class I	–0.94%
Cohen & Steers Global Realty Shares—Class R	–1.17%
Cohen & Steers Global Realty Shares—Class Z	–0.94%
FTSE EPRA/NAREIT Developed Real Estate Index—net[a]	–3.20%
S&P 500 Index[a]	1.23%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and the principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Current total returns of the Fund can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. Fund performance figures reflect fee waivers and/or expense reimbursements, without which the performance would have been lower. Performance quoted does not reflect the deduction of the maximum 4.50% initial sales charge on Class A shares or the 1.00% maximum contingent deferred sales charge on Class C shares. The 1.00% maximum contingent deferred sales charge on Class C shares applies if redemption occurs on or before the one year anniversary date of their purchase. If such charges were included, returns would have been lower. Index performance does not reflect the deduction of any fees, taxes or expenses. An investor cannot invest directly in an index. Performance figures for periods shorter than one year are not annualized.

The Fund implements fair value pricing when the daily change in a specific U.S. market index exceeds a predetermined percentage. Fair value pricing adjusts the valuation of certain non-U.S. equity holdings to account for such index change following the close of foreign markets. This standard practice has been adopted by a majority of the fund industry. In the event fair value pricing is implemented on the first and/or last day of a performance measurement period, the Fund's return may diverge from the relative performance of its benchmark, which does not use fair value pricing.

a  The FTSE EPRA/NAREIT Developed Real Estate Index—net is an unmanaged market-capitalization-weighted total return index, which consists of publicly traded equity REITs and listed property companies from developed markets whose floats are larger than $100 million and which derive more than half of their revenue from property-related activites and is net of dividend witholding taxes. The S&P 500 Index is an unmanaged index of 500 large-capitalization stocks that is frequently used as a general measure of U.S. stock market performance.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes and are taxable up to the amount of the Fund's investment company taxable income and net realized gains. Distributions in excess of the Fund's investment company taxable income and net realized gains are a return of capital distributed from the Fund's assets.

Market Review

Global real estate securities declined in the period, reflecting a pullback in the U.S., which accounts for about half of the FTSE EPRA/NAREIT Developed Real Estate Index. Real estate stocks were lifted early on by improving economic data in Europe and Japan and the European Central Bank's (ECB) decision to launch quantitative easing. Other central banks, within Europe and elsewhere, announced new easing measures of their own.

However, during the second half of the period real estate stocks were hindered by a rapid rise in sovereign bond yields, as the better economic data helped lift yields off record lows reached earlier in the year. While rates generally peaked in mid-June, risk factors related to China's economy and stock market and Greece's financial crisis weighed heavily on equities in the final days of the period.

In the U.S. (total return of –6.1%b), returns were negative for most property types, despite continued strong fundamentals for U.S. commercial real estate, as reflected in earnings that generally met high expectations. Health care property REITs (–11.7% total return) were among the poorest performers in the quarter. The sector underperformed due to its perceived bond-like characteristics in a period of rising yields, even as health care REITs have been transitioning to more economically sensitive business models over the years.

The shopping center and regional mall sectors (–8.1% and –6.2%, respectively) underperformed, even as tenants continued to exhibit strong interest in proven assets. Self storage companies (3.7%) were top performers, drawing support from strong earnings, with year-over-year rental growth running as high as 10%. Apartment landlords (0.8%) also outperformed with a gain, amid sustained job growth and household formation that has kept demand ahead of supply.

European Markets Advanced Despite Late-Period Volatility

The U.K. (8.0%) performed well in local currency terms, and significantly outperformed as measured in U.S. dollars due to the U.K. currency's relative stability against the dollar during the period. Property fundamentals in the U.K. remained solid as evidenced by good results from the leading London-focused real estate companies.

The U.K. was also supported by market-friendly political news, as the Conservative party did better than expected in the national general elections held in May, winning an outright majority for the first time in 19 years. Investors feared that a hung Parliament would bring new uncertainties, or that a new government would look to change prevailing policies, possibly upsetting positive economic and market trends seen in recent years.

b  Country returns are in local currencies.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

France (9.5%) and the Netherlands (7.0%) both surged in the year's first quarter. With weak economies, these countries' real estate companies stand to benefit from slow but gradual increases in occupancies and rents from relatively low bases as the recovery takes hold. However, they both turned sharply lower amid the spike in interest rates and the mounting Greek crisis late in the period.

In Germany (3.8%), Alstria Office was a strong performer, aided in part by a well-timed capital raise, with the funds to be used to finance further growth and make acquisitions. The company later announced an offer to acquire Deutsche Office, a merger that would create Germany's largest listed office real estate company.

Asia Pacific Markets Also Made Gains

Japan (0.3%) saw first-quarter GDP surprise on the upside, rising 3.9% (compared with an initial consensus expectation of 1.5%), buoyed by capital spending. J-REITs declined as high bond-yield volatility led to some regional bank selling; a number of equity issuance announcements from J-REITs also presented technical challenges.

In Hong Kong (5.8%), office fundamentals stayed strong, with the Central Hong Kong vacancy rate falling to a new low of 2.3%. Office demand has been spurred in part by lower capital barriers between Hong Kong and mainland China, which has led financial companies to start to expand their presence in the market. In news, New World Development sold 50% of its stake in three Hong Kong hotels to the Abu Dhabi Investment Authority for HK$13 billion (US$1.7 billion).

In Singapore (2.6%), the office and hospitality sectors had softening fundamentals due to new supply entering the market. The country's economic news remained mixed. First-quarter GDP was a little stronger than forecasted, growing 2.6% year over year, underpinned by service sector growth and a smaller-than-expected contraction in manufacturing. However, employment growth was somewhat disappointing.

In Australia (6.7%), the country's central bank reduced short-term interest rates by 50 basis points to 2.25%, in two increments. While the central bank then left rates unchanged in June, associated commentary suggested it retained a soft easing bias. Consumer confidence surveys improved in the period, with sentiment aided by both the rate cuts and the release of the federal budget, which did not include further fiscal tightening.

Fund Performance

The Fund had a negative total return for the period, although it outperformed its benchmark. Our underweight and stock selection in the U.S. aided relative performance, in part due to our underweight in health care property companies and favorable stock selection in the apartment and hotel sectors. Stock selection in Hong Kong and France also helped performance, as did our overweights in France and Germany and our out-of-index allocation to a China company that had a positive absolute return. Stock selection in the Netherlands and Singapore detracted from relative performance.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Impact of Foreign Currency on Fund Performance

The currency impact of the Fund's investments in foreign securities significantly detracted from absolute performance during the six-month period ended June 30, 2015. Although the Fund reports its NAV and pays dividends in U.S. dollars, the Fund's investments denominated in foreign currencies are subject to foreign currency risk. The U.S. dollar remained strong, reaching an 11-year high during the period, while most other currencies, particularly the euro, tended to soften. Consequently, this was a headwind for absolute returns as a result of the changes in the exchange rates between foreign currencies and the U.S. dollar.

Investment Outlook

We expect U.S. economic activity to accelerate after a slow start to the year, with GDP expanding nearly 2.5% in 2015. Continued employment and wage growth should support further strength in consumer confidence, in our view, and we expect to see a more-pronounced benefit from lower gasoline prices in the coming months. These potentially favorable demand trends should be met with continued low levels of new supply in most sectors.

Based on our view of a resumed expansion in the U.S. economy, we believe commercial real estate fundamentals will continue to strengthen, driving further increases in cash flows, net asset values and dividend distributions. This macro perspective has led us to prefer cyclically sensitive short-lease sectors. However, our bottom-up analysis has also identified companies offering compelling relative value in traditionally noncyclical sectors. We believe that one area of potential opportunity at present is health care, where certain stocks are trading at discounts to underlying property values for the first time in years, albeit in a context of gradually rising interest rates and a diminishing ability to grow earnings through acquisitions.

Our Views On Europe Remain Intact

We are closely monitoring developments in Greece, and we are cognizant that generous bailout concessions could encourage anti-austerity parties in other peripheral European markets. However, our views on the region's economies and real estate fundamentals remain intact (aside from Greece, where the Fund is not invested), and we have used recent market volatility to purchase stocks we deemed to be oversold.

We believe the U.K. continues to offer attractive upside potential, with room for the current expansion cycle to move forward. While tenant demand has been strengthening, new supply remains tight in most property sectors, driving rents and property values higher. We also believe that conditions for retail landlords should improve amid lower energy costs and higher real wages. These trends could drive continued growth in cash flows, helping to offset the effects of a potential rise in interest rates in 2015.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Looking to continental Europe, we believe the ECB remains in the early stages of its easing cycle, given the lagging European economy and the bank's aim to protect the region from external shocks. We maintain a more-favorable view of Europe's economy than the market consensus, and believe the recovery should particularly benefit owners of European retail properties.

We favor select companies in France and the Netherlands that offer attractive valuations and the potential to benefit from a recovery in fundamentals. We like Germany's residential market given its stable rent growth, but we are mindful of valuations following strong absolute and relative performance over the past year. We also have opportunistic investments in Spain that we believe are well positioned to benefit from a rebound in asset values as the country's unemployment rate declines and demand recovers.

Hong Kong Offices Seeing a Fundamental Recovery

Office fundamentals in Hong Kong are exhibiting clear signs of positive momentum in terms of rents and occupancies, especially within the core central business district. However, severe capital market volatility in China recently has caused us to reassess the rate of expected growth. We think the non-discretionary retail market should be relatively less sensitive to any policy changes in the tourism industry. We are positive on office and retail companies with good-quality assets and the pricing power to extract positive rental reversions. We also favor developers in Hong Kong and China trading at attractive valuations and with strong momentum in contract sales.

In Japan, the Tokyo office market is experiencing strong growth in occupancy rates and is in the early stages of recovery in rent growth. Japan developers focused on these assets continue to trade at discounts to their underlying assets. We have lowered our J-REIT weighting on expectations that continued equity issuances will weigh on the supply/demand balance.

In Singapore, we believe valuations for developers with meaningful operations outside Singapore (mostly in China) remain attractive, as supply and demand conditions are more favorable. We have become increasingly cautious toward office REITs, as the significant pipeline of new supply is likely to pressure market rents over the next two years.

In our view, Australia's current monetary easing cycle should drive further cap-rate compression and yield support for the domestic commercial property owners. Within discretionary retail, we believe domestic mall valuations are attractive, based on a general bottoming of fundamentals and malls' potential to benefit from consumer spending related to lower interest rates and steady economic growth. Office fundamentals remain challenging given ongoing supply and weak demand.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Sincerely,

ROBERT H. STEERS	JOSEPH M. HARVEY
Chairman	Portfolio Manager

JON CHEIGH	LUKE SULLIVAN
Portfolio Manager	Portfolio Manager

CHARLES J. MCKINLEY	ROGIER QUIRIJNS
Portfolio Manager	Portfolio Manager

  WILLIAM LEUNG

  Portfolio Manager

COHEN & STEERS GLOBAL REALTY SHARES, INC.

The views and opinions in the preceding commentary are subject to change without notice and are as of the date of the report. There is no guarantee that any market forecast set forth in the commentary will be realized. This material represents an assessment of the market environment at a specific point in time, should not be relied upon as investment advice and is not intended to predict or depict performance of any investment.

Visit Cohen & Steers online at cohenandsteers.com

For more information about the Cohen & Steers family of mutual funds, visit cohenandsteers.com. Here you will find fund net asset values, fund fact sheets and portfolio highlights, as well as educational resources and timely market updates.

Our website also provides comprehensive information about Cohen & Steers, including our most recent press releases, profiles of our senior investment professionals and their investment approach to each asset class. The Cohen & Steers family of mutual funds invests in major real asset categories including real estate, infrastructure, commodities and natural resource equities, as well as preferred securities and other income solutions.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Performance Review (Unaudited)

Average Annual Total Returns — For Periods Ended June 30, 2015

	Class A Shares	Class C Shares	Class I Shares	Class R Shares	Class Z Shares
1 Year (with sales charge)	–3.28%[a]	–0.38%[b]	—	—	—
1 Year (without sales charge)	1.28%	0.62%	1.67%	—	—
5 Years (with sales charge)	9.62%[a]	9.92%	—	—	—
5 Years (without sales charge)	10.63%	9.92%	11.01%	—	—
10 Years (with sales charge)	2.80%[a]	2.61%	—	—	—
10 Years (without sales charge)	3.27%	2.61%	3.62%	—	—
Since Inception[c] (with sales charge)	4.84%[a]	4.61%	—	—	—
Since Inception[c] (without sales charge)	5.29%	4.61%	8.62%	6.38%	6.75%

The performance data quoted represent past performance. Past performance is no guarantee of future results. The investment return and principal value of an investment will fluctuate and shares, if redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance data quoted. Performance information current to the most recent month end can be obtained by visiting our website at cohenandsteers.com. All share class returns assume the reinvestment of all dividends and distributions at NAV. The performance table does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares. During certain periods presented above, the investment advisor waived fees and/or reimbursed expenses. Without this arrangement, performance would have been lower.

The annualized gross and net expense ratios, respectively, for each class of shares as disclosed in the July 1, 2015 prospectus, were as follows: Class A—1.41% and 1.40%; Class C—2.06% and 2.05%; Class I—1.16% and 1.05%; Class R—1.56% and 1.55%; and Class Z—1.06% and 1.05%. Through June 30, 2017, the investment advisor has contractually agreed to waive its fee and/or reimburse the Fund for expenses incurred so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed 1.40% for Class A shares, 2.05% for Class C shares, 1.05% for Class I shares, 1.55% for Class R shares and 1.05% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund.

a  Reflects a 4.50% front-end sales charge.

b  Reflects a contingent deferred sales charge of 1.00%.

c  Inception dates: September 30, 2004 for Class A and C shares, May 8, 1997 for Class I shares and October 1, 2014 for Class R and Z shares.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Expense Example (Unaudited)

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, including sales charges (loads) on purchase payments; and (2) ongoing costs including investment advisory fees; distribution and/or service (12b-1) fees; and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period January 1, 2015—June 30, 2015.

Actual Expenses

The first line of the following table provides information about actual account values and expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes

The second line of the following table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing cost of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs, such as sales charges (loads). Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Expense Example (Unaudited)—(Continued)

	Beginning Account Value January 1, 2015	Ending Account Value June 30, 2015	Expenses Paid During Period[a] January 1, 2015– June 30, 2015
Class A
Actual (–1.14% return)	$1,000.00	$988.60	$6.90
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.85	$7.00
Class C
Actual (–1.44% return)	$1,000.00	$985.60	$10.09
Hypothetical (5% annual return before expenses)	$1,000.00	$1,014.63	$10.24
Class I
Actual (–0.94% return)	$1,000.00	$990.60	$5.18
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.59	$5.26
Class R
Actual (–1.17% return)	$1,000.00	$988.30	$7.64
Hypothetical (5% annual return before expenses)	$1,000.00	$1,017.11	$7.75
Class Z
Actual (–0.94% return)	$1,000.00	$990.60	$5.13
Hypothetical (5% annual return before expenses)	$1,000.00	$1,019.64	$5.21

a  Expenses are equal to the Fund's Class A, Class C, Class I, Class R and Class Z annualized net expense ratios of 1.40%, 2.05%, 1.05%, 1.55% and 1.05%, respectively, multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half year period).

COHEN & STEERS GLOBAL REALTY SHARES, INC.

June 30, 2015
Top Ten Holdings
(Unaudited)

Security	Value	% of Net Assets
Klepierre	$20,608,196	4.5
Equity Residential	19,955,506	4.3
Land Securities Group PLC	14,213,339	3.1
Simon Property Group	14,181,238	3.1
Mitsui Fudosan Co., Ltd.	13,941,451	3.0
Wereldhave NV	13,482,867	3.0
Vornado Realty Trust	12,681,129	2.8
Mitsubishi Estate Co., Ltd.	12,408,579	2.7
Hongkong Land Holdings Ltd. (USD)	12,081,413	2.6
Health Care REIT	11,917,555	2.6

Country Breakdown
(Based on Net Assets)
(Unaudited)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS

June 30, 2015 (Unaudited)

		Number of Shares	Value
COMMON STOCK	99.2%
AUSTRALIA	5.5%
REAL ESTATE
DIVERSIFIED	0.0%
BGP Holdings PLC (EUR)[a,b,c]		4,151,319	$0
RETAIL	5.5%
Federation Centres		3,606,413	8,124,983
Scentre Group		2,920,161	8,448,940
Westfield Corp.		1,238,145	8,712,254
			25,286,177
TOTAL AUSTRALIA			25,286,177
BERMUDA	1.0%
REAL ESTATE—HOTEL
Belmond Ltd., Class A (USD)[b]		352,875	4,407,409
CANADA	0.1%
REAL ESTATE—INDUSTRIAL
Pure Industrial Real Estate Trust		177,440	669,129
CHINA	1.3%
REAL ESTATE—RESIDENTIAL
China Vanke Co. Ltd., Class H (HKD)		2,515,200	6,191,022
FRANCE	5.9%
REAL ESTATE
DIVERSIFIED	1.4%
Fonciere des Regions		53,174	4,518,398
Gecina SA		14,130	1,741,475
			6,259,873
RETAIL	4.5%
Klepierre		468,513	20,608,196
TOTAL FRANCE			26,868,069
GERMANY	2.5%
REAL ESTATE—RESIDENTIAL
Deutsche Wohnen AG		493,094	11,299,611

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
HONG KONG	10.5%
REAL ESTATE
DIVERSIFIED	6.0%
New World Development Co., Ltd.		7,841,851	$10,298,591
Sun Hung Kai Properties Ltd.		681,158	11,063,309
Wharf Holdings Ltd.		925,624	6,161,632
			27,523,532
OFFICE	2.6%
Hongkong Land Holdings Ltd. (USD)		1,473,343	12,081,413
RETAIL	1.9%
Link REIT		1,440,000	8,443,214
TOTAL HONG KONG			48,048,159
ITALY	1.0%
REAL ESTATE—DIVERSIFIED
Beni Stabili S.p.A. (USD)		6,498,510	4,825,078
JAPAN	10.8%
REAL ESTATE
DIVERSIFIED	6.6%
Hulic Co., Ltd.		25,802	228,958
Mitsubishi Estate Co., Ltd.		576,000	12,408,579
Mitsui Fudosan Co., Ltd.		497,877	13,941,451
Nomura Real Estate Master Fund		2,993	3,805,293
			30,384,281
OFFICE	2.1%
Hulic REIT		3,271	4,661,212
Nippon Building Fund		293	1,283,229
Nomura Real Estate Office Fund		817	3,704,988
			9,649,429
RETAIL	2.1%
AEON Mall Co., Ltd.		255,900	4,796,622
Japan Retail Fund Investment Corp.		2,436	4,874,588
			9,671,210
TOTAL JAPAN			49,704,920

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
NETHERLANDS	3.9%
REAL ESTATE
DIVERSIFIED	0.9%
Nieuwe Steen Investments NV		1,069,733	$4,209,847
RETAIL	3.0%
Wereldhave NV		237,461	13,482,867
TOTAL NETHERLANDS			17,692,714
SINGAPORE	3.0%
REAL ESTATE
DIVERSIFIED	1.1%
Capitaland Ltd.		1,841,600	4,785,685
INDUSTRIALS	1.9%
Ascendas REIT		1,253,700	2,289,863
Global Logistic Properties Ltd.		3,470,000	6,518,246
			8,808,109
TOTAL SINGAPORE			13,593,794
SPAIN	1.0%
REAL ESTATE—DIVERSIFIED
Hispania Activos Inmobiliarios SAb		240,211	3,524,236
Lar Espana Real Estate Socimi SA		114,030	1,259,059
TOTAL SPAIN			4,783,295
UNITED KINGDOM	7.6%
REAL ESTATE
DIVERSIFIED	3.1%
Land Securities Group PLC		751,319	14,213,339
OFFICE	1.0%
Derwent London PLC		84,107	4,495,849
RETAIL	2.4%
Hammerson PLC		1,127,317	10,902,331
SELF STORAGE	1.1%
Big Yellow Group PLC		512,162	5,130,183
TOTAL UNITED KINGDOM			34,741,702

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
UNITED STATES	45.1%
REAL ESTATE
DIVERSIFIED	3.5%
Gramercy Property Trust		137,040	$3,202,625
Vornado Realty Trust		133,584	12,681,129
			15,883,754
HEALTH CARE	4.1%
Health Care REIT		181,587	11,917,555
Omega Healthcare Investors		205,305	7,048,121
			18,965,676
HOTEL	3.3%
Extended Stay America		199,761	3,749,514
Host Hotels & Resorts		346,973	6,880,474
La Quinta Holdings[b]		197,336	4,509,128
			15,139,116
OFFICE	6.9%
BioMed Realty Trust		319,869	6,186,266
Douglas Emmett		160,927	4,335,373
Empire State Realty Trust, Class A		222,876	3,802,265
Kilroy Realty Corp.		85,768	5,759,321
SL Green Realty Corp.		105,131	11,552,846
			31,636,071
RESIDENTIAL	12.6%
APARTMENT	11.0%
American Homes 4 Rent, Class A		110,415	1,771,057
Apartment Investment & Management Co.		189,228	6,988,190
Education Realty Trust		98,425	3,086,608
Equity Residential		284,388	19,955,506
Monogram Residential Trust		285,126	2,571,836
Starwood Waypoint Residential Trust		227,328	5,401,313
UDR		330,295	10,579,349
			50,353,859

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
MANUFACTURED HOME	1.6%
Sun Communities		121,433	$7,508,203
TOTAL RESIDENTIAL			57,862,062
SELF STORAGE	4.9%
Extra Space Storage		167,009	10,892,327
Public Storage		64,211	11,838,582
			22,730,909
SHOPPING CENTERS	8.4%
COMMUNITY CENTER	3.5%
DDR Corp.		602,542	9,315,299
Regency Centers Corp.		109,908	6,482,374
			15,797,673
FREE STANDING	1.0%
Spirit Realty Capital		477,204	4,614,563
REGIONAL MALL	3.9%
Macerich Co. (The)		51,697	3,856,596
Simon Property Group		81,963	14,181,238
			18,037,834
TOTAL SHOPPING CENTERS			38,450,070
SPECIALTY	1.4%
CyrusOne		116,707	3,437,022
QTS Realty Trust, Class A		85,334	3,110,424
			6,547,446
TOTAL UNITED STATES			207,215,104
TOTAL COMMON STOCK (Identified cost—$428,004,483)			455,326,183

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

		Number of Shares	Value
SHORT-TERM INVESTMENTS	1.5%
MONEY MARKET FUNDS
State Street Institutional Treasury Money Market Fund, 0.00%[d]		7,000,000	$7,000,000
TOTAL SHORT-TERM INVESTMENTS (Identified cost—$7,000,000)			7,000,000
TOTAL INVESTMENTS (Identified cost—$435,004,483)	100.7%		462,326,183
LIABILITIES IN EXCESS OF OTHER ASSETS	(0.7)		(3,140,039)
NET ASSETS	100.0%		$459,186,144

Glossary of Portfolio Abbreviations

EUR  Euro Currency

HKD  Hong Kong Dollar

REIT  Real Estate Investment Trust

USD  United States Dollar

Note: Percentages indicated are based on the net assets of the Fund.

a  Illiquid security. Aggregate holdings equal 0.0% of the net assets of the Fund.

b  Non-income producing security.

c  Fair valued security. This security has been valued at its fair value as determine in good faith under procedures established by and under the general supervision of the Fund's Board of Directors. Aggregate fair valued securities represent 0.0% of the net assets of the Fund.

d  Rate quoted represents the annualized seven-day yield of the Fund.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

SCHEDULE OF INVESTMENTS—(Continued)

June 30, 2015 (Unaudited)

Sector Summary	% of Net Assets
Diversified	24.6
Retail	19.4
Residential	16.4
Office	12.6
Shopping Centers	8.4
Self Storage	6.0
Hotel	4.3
Health Care	4.1
Industrials	2.0
Other	0.8
Specialty	1.4
100.0

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2015 (Unaudited)

ASSETS:
Investments in securities, at value (Identified cost—$435,004,483)	$462,326,183
Cash	7,109,270
Foreign currency, at value (Identified cost—$72,100)	71,936
Receivable for:
Investment securities sold	2,514,596
Fund shares sold	2,203,497
Dividends	1,569,576
Other assets	5,913
Total Assets	475,800,971
LIABILITIES:
Payable for:
Investment securities purchased	13,572,225
Fund shares redeemed	1,280,233
Dividends declared	1,145,003
Investment advisory fees	325,281
Shareholder servicing fees	132,642
Administration fees	7,509
Distribution fees	4,182
Directors' fees	213
Other liabilities	147,539
Total Liabilities	16,614,827
NET ASSETS	$459,186,144
NET ASSETS consist of:
Paid-in capital	$435,489,360
Dividends in excess of net investment income	(2,694,288)
Accumulated net realized loss	(930,470)
Net unrealized appreciation	27,321,542
$459,186,144

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF ASSETS AND LIABILITIES—(Continued)

June 30, 2015 (Unaudited)

CLASS A SHARES:
NET ASSETS	$64,479,179
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,311,805
Net asset value and redemption price per share	$49.15
Maximum offering price per share ($49.15 ÷ 0.955)[a]	$51.47
CLASS C SHARES:
NET ASSETS	$79,143,671
Shares issued and outstanding ($0.001 par value common stock outstanding)	1,620,698
Net asset value and offering price per share[b]	$48.83
CLASS I SHARES:
NET ASSETS	$314,505,897
Shares issued and outstanding ($0.001 par value common stock outstanding)	6,373,675
Net asset value, offering and redemption price per share	$49.34
CLASS R SHARES:
NET ASSETS	$1,046,984
Shares issued and outstanding ($0.001 par value common stock outstanding)	21,251
Net asset value, offering and redemption price per share	$49.27
CLASS Z SHARES:
NET ASSETS	$10,413
Shares issued and outstanding ($0.001 par value common stock outstanding)	211
Net asset value, offering and redemption price per share	$49.35

a  On investments of $100,000 or more, the offering price is reduced.

b  Redemption price per share is equal to the net asset value per share less any applicable contingent deferred sales charge of 1.00% on shares held for less than one year.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2015 (Unaudited)

Investment Income:
Dividend income (net of $402,745 of foreign withholding tax)	$5,907,961
Expenses:
Investment advisory fees	2,063,455
Distribution fees—Class A	89,150
Distribution fees—Class Ba	147
Distribution fees—Class C	306,669
Distribution fees—Class R	724
Shareholder servicing fees—Class A	35,660
Shareholder servicing fees—Class Ba	49
Shareholder servicing fees—Class C	102,223
Shareholder servicing fees—Class I	92,379
Administration fees	94,410
Transfer agent fees and expenses	53,994
Registration and filing fees	52,932
Professional fees	51,102
Custodian fees and expenses	47,692
Shareholder reporting expenses	36,886
Directors' fees and expenses	12,352
Line of credit fees	1,438
Miscellaneous	16,829
Total Expenses	3,058,091
Reduction of Expenses (See Note 2)	(116,106)
Net Expenses	2,941,985
Net Investment Income	2,965,976
Net Realized and Unrealized Gain (Loss):
Net realized gain (loss) on:
Investments	19,425,144
Foreign currency transactions	33,188
Net realized gain	19,458,332
Net change in unrealized appreciation (depreciation) on:
Investments	(27,786,308)
Foreign currency translations	10,993
Net change in unrealized appreciation (depreciation)	(27,775,315)
Net realized and unrealized loss	(8,316,983)
Net Decrease in Net Assets Resulting from Operations	$(5,351,007)

a  On June 19, 2015, all Class B shares converted to Class A shares.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

STATEMENT OF CHANGES IN NET ASSETS (Unaudited)

	For the Six Months Ended June 30, 2015	For the Year Ended December 31, 2014
Change in Net Assets:
From Operations:
Net investment income	$2,965,976	$7,788,113
Net realized gain	19,458,332	44,940,673
Net change in unrealized appreciation (depreciation)	(27,775,315)	933,186
Net increase (decrease) in net assets resulting from operations	(5,351,007)	53,661,972
Dividends to Shareholders from:
Net investment income:
Class A	(1,018,820)	(1,249,572)
Class Ba	(764)	(1,260)
Class C	(954,262)	(686,744)
Class I	(5,128,277)	(4,620,069)
Class R	(10,027)	(66)
Class Z	(177)	(79)
Total dividends to shareholders	(7,112,327)	(6,557,790)
Capital Stock Transactions:
Increase (decrease) in net assets from Fund share transactions	24,030,565	(15,952,910)
Total increase in net assets	11,567,231	31,151,272
Net Assets:
Beginning of period	447,618,913	416,467,641
End of period[b]	$459,186,144	$447,618,913

a  On June 19, 2015, all Class B shares converted to Class A shares.

b  Includes dividends in excess of net investment income and accumulated undistributed net investment income of $2,694,288 and $1,452,063, respectively.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)

The following tables include selected data for a share outstanding throughout each period and other performance information derived from the financial statements. It should be read in conjunction with the financial statements and notes thereto.

	Class A
	For the Six	For the Year Ended December 31,
	Months Ended
Per Share Operating Performance:	June 30, 2015	2014	2013	2012	2011	2010
Net asset value, beginning of period	$50.46	$45.08	$44.31	$36.58	$40.79	$36.11
Income (loss) from investment operations:
Net investment income[a]	0.29	0.87 [b]	0.51	0.49	0.44	0.59 [c]
Net realized and unrealized gain (loss)	(0.86)	5.22	1.08	8.78	(4.24)	5.48
Total from investment operations	(0.57)	6.09	1.59	9.27	(3.80)	6.07
Less dividends and distributions to shareholders from:
Net investment income	(0.74)	(0.71)	(0.82)	(1.54)	(0.30)	(1.40)
Return of capital	—	—	—	—	(0.11)	—
Total dividends and distributions to shareholders	(0.74)	(0.71)	(0.82)	(1.54)	(0.41)	(1.40)
Redemption fees retained by the Fund	—	—	—	—	0.00 [d]	0.01
Net increase (decrease) in net asset value	(1.31)	5.38	0.77	7.73	(4.21)	4.68
Net asset value, end of period	$49.15	$50.46	$45.08	$44.31	$36.58	$40.79
Total investment return[e,f]	–1.14%[g]	13.54%	3.64%	25.56%	–9.42%	17.19%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class A
	For the Six	For the Year Ended December 31,
	Months Ended
Ratios/Supplemental Data:	June 30, 2015	2014	2013	2012	2011	2010
Net assets, end of period (in millions)	$64.5	$73.2	$116.1	$121.1	$122.8	$172.6
Ratio of expenses to average daily net assets (before expense reduction)	1.41%[h]	1.41%	1.46%	1.51%[i]	1.57%[i]	1.56%[i]
Ratio of expenses to average daily net assets (net of expense reduction)	1.40%[h]	1.40%	1.45%	1.51%[i]	1.57%[i]	1.56%[i]
Ratio of net investment income to average daily net assets (before expense reduction)	1.10%[h]	1.78%	1.10%	1.18%[i]	1.10%[i]	1.58%[i]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.11%[h]	1.79%	1.11%	1.18%[i]	1.10%[i]	1.58%[i]
Portfolio turnover rate	45%[g]	105%	119%	101%	105%	110%

a  Calculation based on average shares outstanding.

b  23.6% of gross income was attributable to dividends paid by Westfield Corp.

c  21.0% of gross income was attributable to dividends paid by Unibail-Rodamco.

d  Amount is less than $0.005.

e  Return assumes the reinvestment of all dividends and distributions at NAV.

f  Does not reflect sales charges, which would reduce return.

g  Not annualized.

h  Annualized.

i  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six	For the Year Ended December 31,
	Months Ended
Per Share Operating Performance:	June 30, 2015	2014	2013	2012	2011	2010
Net asset value, beginning of period	$50.13	$44.82	$44.04	$36.39	$40.64	$35.98
Income (loss) from investment operations:
Net investment income[a]	0.13	0.54 [b]	0.21	0.22	0.19	0.33 [c]
Net realized and unrealized gain (loss)	(0.84)	5.18	1.09	8.72	(4.23)	5.49
Total from investment operations	(0.71)	5.72	1.30	8.94	(4.04)	5.82
Less dividends and distributions to shareholders from:
Net investment income	(0.59)	(0.41)	(0.52)	(1.29)	(0.10)	(1.17)
Return of capital	—	—	—	—	(0.11)	—
Total dividends and distributions to shareholders	(0.59)	(0.41)	(0.52)	(1.29)	(0.21)	(1.17)
Redemption fees retained by the Fund	—	—	—	—	0.00 [d]	0.01
Net increase (decrease) in net asset value	(1.30)	5.31	0.78	7.65	(4.25)	4.66
Net asset value, end of period	$48.83	$50.13	$44.82	$44.04	$36.39	$40.64
Total investment return[e,f]	–1.44%[g]	12.78%	2.99%	24.74%	–10.02%	16.46%

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class C
	For the Six	For the Year Ended December 31,
	Months Ended
Ratios/Supplemental Data:	June 30, 2015	2014	2013	2012	2011	2010
Net assets, end of period (in millions)	$79.1	$82.2	$80.3	$80.0	$63.4	$66.7
Ratio of expenses to average daily net assets (before expense reduction)	2.06%[h]	2.06%	2.11%	2.16%[i]	2.22%[i]	2.21%[i]
Ratio of expenses to average daily net assets (net of expense reduction)	2.05%[h]	2.05%	2.10%	2.16%[i]	2.22%[i]	2.21%[i]
Ratio of net investment income to average daily net assets (before expense reduction)	0.49%[h]	1.12%	0.45%	0.54%[i]	0.49%[i]	0.87%[i]
Ratio of net investment income to average daily net assets (net of expense reduction)	0.50%[h]	1.13%	0.46%	0.54%[i]	0.49%[i]	0.87%[i]
Portfolio turnover rate	45%[g]	105%	119%	101%	105%	110%

a  Calculation based on average shares outstanding.

b  23.6% of gross income was attributable to dividends paid by Westfield Corp.

c  21.0% of gross income was attributable to dividends paid by Unibail-Rodamco.

d  Amount is less than $0.005.

e  Return assumes the reinvestment of all dividends and distributions at NAV.

f  Does not reflect sales charges, which would reduce return.

g  Not annualized.

h  Annualized.

i  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six	For the Year Ended December 31,
	Months Ended
Per Share Operating Performance:	June 30, 2015	2014	2013	2012	2011	2010
Net asset value, beginning of period	$50.66	$45.26	$44.49	$36.73	$40.96	$36.26
Income (loss) from investment operations:
Net investment income[a]	0.40	1.01 [b]	0.66	0.62	0.60	0.71 [c]
Net realized and unrealized gain (loss)	(0.88)	5.28	1.08	8.82	(4.27)	5.51
Total from investment operations	(0.48)	6.29	1.74	9.44	(3.67)	6.22
Less dividends and distributions to shareholders from:
Net investment income	(0.84)	(0.89)	(0.97)	(1.68)	(0.45)	(1.53)
Return of capital	—	—	—	—	(0.11)	—
Total dividends and distributions to shareholders	(0.84)	(0.89)	(0.97)	(1.68)	(0.56)	(1.53)
Redemption fees retained by the Fund	—	—	—	—	0.00 [d]	0.01
Net increase (decrease) in net asset value	(1.32)	5.40	0.77	7.76	(4.23)	4.70
Net asset value, end of period	$49.34	$50.66	$45.26	$44.49	$36.73	$40.96
Total investment return[e]	–0.94%[f,g]	13.93%	3.97%	25.95%	–9.11%[h]	17.61%[h]

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class I
	For the Six	For the Year Ended December 31,
	Months Ended
Ratios/Supplemental Data:	June 30, 2015	2014	2013	2012	2011	2010
Net assets, end of period (in millions)	$314.5	$292.0	$219.6	$241.0	$184.9	$155.7
Ratio of expenses to average daily net assets (before expense reduction)	1.12%[i]	1.14%	1.15%	1.20%[j]	1.22%[j]	1.21%[j]
Ratio of expenses to average daily net assets (net of expense reduction)	1.05%[i]	1.05%	1.12%	1.20%[j]	1.22%[j]	1.21%[j]
Ratio of net investment income to average daily net assets (before expense reduction)	1.48%[i]	2.00%	1.40%	1.51%[j]	1.52%[j]	1.88%[j]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.55%[i]	2.09%	1.42%	1.51%[j]	1.52%[j]	1.88%[j]
Portfolio turnover rate	45%[f]	105%	119%	101%	105%	110%

a  Calculation based on average shares outstanding.

b  23.6% of gross income was attributable to dividends paid by Westfield Corp.

c  21.0% of gross income was attributable to dividends paid by Unibail-Rodamco.

d  Amount is less than $0.005.

e  Return assumes the reinvestment of all dividends and distributions at NAV.

f  Not annualized.

g  The net asset value (NAV) disclosed in the June 30, 2015 semi annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on June 30, 2015. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on June 30, 2015.

h  The net asset value (NAV) disclosed in the December 31, 2010 annual report reflects adjustments in accordance with accounting principles generally accepted in the United States of America and as such, differs from the NAV reported on December 31, 2010. The total return reported is based on the unadjusted NAV which was the official NAV for executing transactions on December 31, 2010.

i  Annualized.

j  Non-class specific expenses are calculated at the Fund level and class specific expenses are calculated at the class level.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class R
Per Share Operating Performance:	For the Six Months Ended June 30, 2015	For the Period October 1, 2014[a] through December 31, 2014
Net asset value, beginning of period	$50.66	$47.36
Income (loss) from investment operations:
Net investment income[b]	0.42	0.07
Net realized and unrealized gain (loss)	(1.00)	3.54
Total from investment operations	(0.58)	3.61
Less dividends to shareholders from:
Net investment income	(0.81)	(0.31)
Total dividends to shareholders	(0.81)	(0.31)
Net increase (decrease) in net asset value	(1.39)	3.30
Net asset value, end of period	$49.27	$50.66
Total investment return[c]	–1.17%[d]	7.63%[d]
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$1,047.0	$11.0
Ratio of expenses to average daily net assets (before expense reduction)	1.56%[e]	1.57%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	1.55%[e]	1.55%[e]
Ratio of net investment income to average daily net assets (before expense reduction)	1.63%[e]	0.58%[e]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.64%[e]	0.60%[e]
Portfolio turnover rate	45%[d]	105%[d]

a  Inception date.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

FINANCIAL HIGHLIGHTS (Unaudited)—(Continued)

	Class Z
Per Share Operating Performance:	For the Six Months Ended June 30, 2015	For the Period October 1, 2014[a] through December 31, 2014
Net asset value, beginning of period	$50.66	$47.36
Income (loss) from investment operations:
Net investment income[b]	0.39	0.13
Net realized and unrealized gain (loss)	(0.86)	3.55
Total from investment operations	(0.47)	3.68
Less dividends to shareholders from:
Net investment income	(0.84)	(0.38)
Total dividends to shareholders	(0.84)	(0.38)
Net increase (decrease) in net asset value	(1.31)	3.30
Net asset value, end of period	$49.35	$50.66
Total investment return[c]	–0.94%[d]	7.77%[d]
Ratios/Supplemental Data:
Net assets, end of period (in 000s)	$10.0	$11.0
Ratio of expenses to average daily net assets (before expense reduction)	1.06%[e]	1.07%[e]
Ratio of expenses to average daily net assets (net of expense reduction)	1.05%[e]	1.05%[e]
Ratio of net investment income to average daily net assets (before expense reduction)	1.51%[e]	1.03%[e]
Ratio of net investment income to average daily net assets (net of expense reduction)	1.52%[e]	1.05%[e]
Portfolio turnover rate	45%[d]	105%[d]

a  Inception date.

b  Calculation based on average shares outstanding.

c  Return assumes the reinvestment of all dividends and distributions at NAV.

d  Not annualized.

e  Annualized.

See accompanying notes to financial statements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

Note 1. Organization and Significant Accounting Policies

Cohen & Steers Global Realty Shares, Inc. (the Fund) was incorporated under the laws of the State of Maryland on February 14, 1997 and is registered under the Investment Company Act of 1940 (the 1940 Act) as a diversified, open-end management investment company. The Fund's investment objective is total return. On July 22, 2014, the Board of Directors of the Fund approved the Fund's offering of Class R and Class Z shares. Class R and Class Z shares became available for investment on October 1, 2014, on which date the Fund sold 211 shares each of Class R and Class Z for $20,000 to Cohen & Steers Capital Management, Inc. (the investment advisor). The authorized shares of the Fund are divided into five classes designated Class A, C, I, R and Z shares. Class B shares were converted to Class A shares on June 19, 2015. Each of the Fund's shares has equal dividend, liquidation and voting rights (except for matters relating to distribution and shareholder servicing of such shares).

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies. The accounting policies of the Fund are in conformity with accounting principles generally accepted in the United States of America (GAAP). The preparation of the financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

Portfolio Valuation: Investments in securities that are listed on the New York Stock Exchange (NYSE) are valued, except as indicated below, at the last sale price reflected at the close of the NYSE on the business day as of which such value is being determined. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

Securities not listed on the NYSE but listed on other domestic or foreign securities exchanges are valued in a similar manner. Securities traded on more than one securities exchange are valued at the last sale price reflected at the close of the exchange representing the principal market for such securities on the business day as of which such value is being determined. If after the close of a foreign market, but prior to the close of business on the day the securities are being valued, market conditions change significantly, certain non-U.S. equity holdings may be fair valued pursuant to procedures established by the Board of Directors.

Readily marketable securities traded in the over-the-counter market, including listed securities whose primary market is believed by the investment advisor to be over-the-counter, are valued at the last sale price on the valuation date as reported by sources deemed appropriate by the Board of Directors to reflect their fair market value. If there has been no sale on such day, the securities are valued at the mean of the closing bid and ask prices on such day or, if no ask price is available, at the bid price.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Short-term debt securities with a maturity date of 60 days or less are valued at amortized cost, which approximates fair value. Investments in open-end mutual funds are valued at their closing net asset value.

The policies and procedures approved by the Fund's Board of Directors delegate authority to make fair value determinations to the investment advisor, subject to the oversight of the Board of Directors. The investment advisor has established a valuation committee (Valuation Committee) to administer, implement and oversee the fair valuation process according to the policies and procedures approved annually by the Board of Directors. Among other things, these procedures allow the Fund to utilize independent pricing services, quotations from securities and financial instrument dealers and other market sources to determine fair value.

Securities for which market prices are unavailable, or securities for which the investment advisor determines that the bid and/or ask price or a counterparty valuation does not reflect market value, will be valued at fair value, as determined in good faith by the Valuation Committee, pursuant to procedures approved by the Fund's Board of Directors. Circumstances in which market prices may be unavailable include, but are not limited to, when trading in a security is suspended, the exchange on which the security is traded is subject to an unscheduled close or disruption or material events occur after the close of the exchange on which the security is principally traded. In these circumstances, the Fund determines fair value in a manner that fairly reflects the market value of the security on the valuation date based on consideration of any information or factors it deems appropriate. These may include, but are not limited to, recent transactions in comparable securities, information relating to the specific security and developments in the markets.

Foreign equity fair value pricing procedures utilized by the Fund may cause certain non-U.S. equity holdings to be fair valued on the basis of fair value factors provided by a pricing service to reflect any significant market movements between the time the Fund values such securities and the earlier closing of foreign markets.

The Fund's use of fair value pricing may cause the net asset value of Fund shares to differ from the net asset value that would be calculated using market quotations. Fair value pricing involves subjective judgments and it is possible that the fair value determined for a security may be materially different than the value that could be realized upon the sale of that security.

Fair value is defined as the price that the Fund would expect to receive upon the sale of an investment or expect to pay to transfer a liability in an orderly transaction with an independent buyer in the principal market or, in the absence of a principal market, the most advantageous market for the investment or liability. The hierarchy of inputs that are used in determining the fair value of the Fund's investments is summarized below.

•  Level 1—quoted prices in active markets for identical investments

•  Level 2—other significant observable inputs (including quoted prices for similar investments, interest rates, credit risk, etc.)

•  Level 3—significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

For movements between the levels within the fair value hierarchy, the Fund has adopted a policy of recognizing the transfer at the end of the period in which the underlying event causing the movement occurred. Changes in valuation techniques may result in transfers into or out of an assigned level within the disclosure hierarchy. As of June 30, 2015, there were $203,799,339 of securities transferred between Level 1 and Level 2, which resulted from the Fund not utilizing foreign equity fair value pricing procedures as of June 30, 2015.

The following is a summary of the inputs used as of June 30, 2015 in valuing the Fund's investments carried at value:

	Total	Quoted Prices in Active Markets for Identical Investments (Level 1)	Other Significant Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)
Common Stock:
Australia	$25,286,177	$25,286,177	$—	$—	[a]
Other Countries	430,040,006	430,040,006	—	—
Short-Term Investments	7,000,000	—	7,000,000	—
Total Investments[b]	$462,326,183	$455,326,183	$7,000,000	$—

a  BGP Holdings PLC was acquired via a spinoff and has been fair valued, by the Valuation Committee, at zero pursuant to the Fund's fair value procedures and classified as a Level 3 security.

b  Portfolio holdings are disclosed individually on the Schedule of Investments.

Security Transactions, Investment Income and Expense Allocations: Security transactions are recorded on trade date. Realized gains and losses on investments sold are recorded on the basis of identified cost. Interest income is recorded on the accrual basis. Discounts are accreted and premiums are amortized over the life of the respective securities. Dividend income is recorded on the ex-dividend date, except for certain dividends on foreign securities, which are recorded as soon as the Fund is informed after the ex-dividend date. Distributions from U.S. Real Estate Investment Trusts (REITs) are recorded as ordinary income, net realized capital gain or return of capital based on information reported by the REITs and management's estimates of such amounts based on historical information. These estimates are adjusted when the actual source of distributions is disclosed by the REITs and actual amounts may differ from the estimated amounts. Income, expenses (other than expenses attributable to a specific class) and realized and unrealized gains or losses on investments are allocated to each class of shares based on its relative net assets.

Foreign Currency Translation: The books and records of the Fund are maintained in U.S. dollars. Investment securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the date of valuation. Purchases and sales

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

of investment securities and income and expense items denominated in foreign currencies are translated into U.S. dollars based upon prevailing exchange rates on the respective dates of such transactions. The Fund does not isolate that portion of the results of operations resulting from fluctuations in foreign exchange rates on investments from the fluctuations arising from changes in market prices of securities held. Such fluctuations are included with the net realized and unrealized gain or loss on investments.

Net realized foreign exchange gains or losses arise from sales of foreign currencies, including gains and losses on forward foreign currency exchange contracts, currency gains or losses realized between the trade and settlement dates on securities transactions, and the difference between the amounts of dividends, interest, and foreign withholding taxes recorded on the Fund's books and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in the values of assets and liabilities, other than investments in securities, on the date of valuation, resulting from changes in exchange rates. Pursuant to U.S. federal income tax regulations, certain foreign currency gains/losses included in realized and unrealized gains/losses are included in or are a reduction of ordinary income for federal income tax purposes.

Foreign Securities: The Fund directly purchases securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the ability to repatriate funds, less complete financial information about companies and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Dividends and Distributions to Shareholders: Dividends from net investment income and capital gain distributions are determined in accordance with U.S. federal income tax regulations, which may differ from GAAP. Dividends from net investment income, if any, are declared and paid semi-annually. Net realized capital gains, unless offset by any available capital loss carryforward, are typically distributed to shareholders at least annually. Dividends and distributions to shareholders are recorded on the ex-dividend date and are automatically reinvested in full and fractional shares of the Fund based on the net asset value per share at the close of business on the payable date, unless the shareholder has elected to have them paid in cash. Dividends from net investment income are subject to recharacterization for tax purposes.

Income Taxes: It is the policy of the Fund to continue to qualify as a regulated investment company, if such qualification is in the best interest of the shareholders, by complying with the requirements of Subchapter M of the Internal Revenue Code applicable to regulated investment companies, and by distributing substantially all of its taxable earnings to its shareholders. Also, in order to avoid the payment of any federal excise taxes, the Fund will distribute substantially all of its net investment income and net realized gains on a calendar year basis. Accordingly, no provision for federal income or excise tax is necessary. Dividend and interest income from holdings in non-U.S. securities is recorded net of non-U.S. taxes paid. Security and foreign currency transactions and any gains realized by the Fund on the sale of securities in certain non-U.S. markets are subject to non-U.S. taxes. The Fund records a liability based on any unrealized gains on securities held in these markets in order to estimate the potential non-U.S. taxes due upon the sale of these securities. Management has analyzed the Fund's tax positions

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

taken on federal and applicable state income tax returns as well as its tax positions in non-U.S. jurisdictions in which it trades for all open tax years and has concluded that as of June 30, 2015, no additional provisions for income tax are required in the Fund's financial statements. The Fund's tax positions for the tax years for which the applicable statutes of limitations have not expired are subject to examination by the Internal Revenue Service, state departments of revenue and by foreign tax authorities.

Note 2. Investment Advisory, Administration Fees and Other Transactions with Affiliates

Investment Advisory Fees: The investment advisor serves as the Fund's investment advisor pursuant to an investment advisory agreement (the investment advisory agreement). Under the terms of the investment advisory agreement, the investment advisor provides the Fund with day-to-day investment decisions and generally manages the Fund's investments in accordance with the stated policies of the Fund, subject to the supervision of the Board of Directors.

For the services provided to the Fund, the investment advisor receives a fee, accrued daily and paid monthly, at the annual rate of 0.90% of the average daily net assets of the Fund.

For the six months ended June 30, 2015 and through June 30, 2017, the investment advisor has contractually agreed to waive its fee and/or reimburse expenses so that the Fund's total annual operating expenses (excluding acquired fund fees and expenses and extraordinary expenses) do not exceed 1.40% for Class A shares, 2.05% for Class C shares, 1.05% for Class I shares, 1.55% for Class R shares and 1.05% for Class Z shares. This contractual agreement can be amended at any time by agreement of the Fund and the investment advisor and will terminate automatically in the event of termination of the investment advisory agreement between the investment advisor and the Fund. For the six months ended June 30, 2015, fees waived and/or expenses reimbursed totaled $116,106.

Under subadvisory agreements between the investment advisor and each of Cohen & Steers Asia Limited and Cohen & Steers UK Limited (collectively, the subadvisors), affiliates of the investment advisor, the subadvisors are responsible for managing the Fund's investments in certain non-U.S. real estate securities. For their services provided under the subadvisory agreements, the investment advisor (not the Fund) pays the subadvisors. The investment advisor allocates 50% of the advisory fee received from the Fund among itself and each subadvisor based on the portion of the Fund's average daily assets managed by the investment advisor and each subadvisor.

Administration Fees: The Fund has entered into an administration agreement with the investment advisor under which the investment advisor performs certain administrative functions for the Fund and receives a fee, accrued daily and paid monthly, at the annual rate of 0.02% of the average daily net assets of the Fund. For the six months ended June 30, 2015, the Fund incurred $45,855 in fees under this administration agreement. Additionally, the Fund pays State Street Bank and Trust Company as co-administrator under a fund accounting and administration agreement.

Distribution Fees: Shares of the Fund are distributed by Cohen & Steers Securities, LLC (the distributor), an affiliated entity of the investment advisor. The Fund has adopted an amended distribution and service plan (the plan) pursuant to Rule 12b-1 under the 1940 Act. The plan provides that the Fund

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

will pay the distributor a fee, accrued daily and paid monthly, at an annual rate of up to 0.25% of the average daily net assets attributable to Class A shares, up to 0.75% of the average daily net assets attributable to Class B and Class C shares, and up to 0.50% of the average daily net assets attributable to Class R shares. On May 1, 2015, the fee was discontinued for Class B shares and Class B shares were converted to Class A shares on June 19th, 2015. In addition, with respect to Class R shares, such amounts may also be used to pay for services to Fund shareholders or services related to the maintenance of shareholder accounts.

There is a maximum initial sales charge of 4.50% for Class A shares. There is a contingent deferred sales charge (CDSC) of 1.00% on purchases of $1 million or more of Class A shares, which applies if redemption occurs within one year from purchase. There was a CDSC on Class B shares for the period January 1, 2015 through April 30, 2015. There is a CDSC of 1.00% on Class C shares, which applies if redemption occurs within one year from purchase. For the six months ended June 30, 2015, the Fund has been advised that the distributor received $5,131 in sales commissions from the sale of Class A shares and $2,959 of CDSC relating to redemptions of Class C shares. The distributor has advised the Fund that proceeds from the CDSC on these classes are used by the distributor to defray its expenses related to providing distribution-related services to the Fund in connection with the sale of these classes, including payments to dealers and other financial intermediaries for selling these classes.

Shareholder Servicing Fees: For shareholder services, the Fund pays the distributor or its affiliates a fee, accrued daily and paid monthly, at an annual rate of up to 0.10% of the average daily net assets of the Fund's Class A and Class I shares and up to 0.25% of the average daily net assets of the Fund's Class B and Class C shares. On May 1, 2015, the fee was discontinued for Class B shares and Class B shares were converted to Class A shares on June 19th, 2015. The distributor is responsible for paying qualified financial institutions for shareholder services.

Directors' and Officers' Fees: Certain directors and officers of the Fund are also directors, officers and/or employees of the investment advisor. The Fund does not pay compensation to directors and officers affiliated with the investment advisor except for the Chief Compliance Officer, who received compensation from the investment advisor, which was reimbursed by the Fund, in the amount of $2,819 for the six months ended June 30, 2015.

Note 3. Purchases and Sales of Securities

Purchases and sales of securities, excluding short-term investments, for the six months ended June 30, 2015, totaled $227,590,840 and $200,764,379 respectively.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 4. Income Tax Information

As of June 30, 2015 the federal tax cost and net unrealized appreciation and depreciation in value of securities held were as follows:

Cost for federal income tax purposes	$435,004,483
Gross unrealized appreciation	$45,419,430
Gross unrealized depreciation	(18,097,730)
Net unrealized appreciation	$27,321,700

As of December 31, 2014, the Fund had a net capital loss carryforward of $14,834,867, which may be used to offset future capital gains. These losses are a short-term capital loss carryover which will expire on December 31, 2017.

Note 5. Capital Stock

The Fund is authorized to issue 300 million shares of capital stock, at a par value of $0.001 per share. The Board of Directors of the Fund may increase or decrease the aggregate number of shares of common stock that the Fund has authority to issue. On June 19, 2015, the Fund automatically converted its outstanding Class B shares to Class A shares. Class B shares are no longer offered by the Fund and have been terminated as a separately designated class. The Fund has not offered Class B shares for purchase since April 30, 2007. Transactions in Fund shares were as follows:

	For the Six Months Ended June 30, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class A:
Sold	185,346	$9,571,536	387,056	$18,325,273
Issued as reinvestment of dividends	15,800	786,616	19,329	960,702
Redeemed	(340,946)	(17,748,434)	(1,531,163)	(73,948,973)
Net decrease	(139,800)	$(7,390,282)	(1,124,778)	$(54,662,998)
Class B:
Sold	—	$21	3	$129
Issued as reinvestment of dividends	14	734	23	1,142
Redeemed	(2,316)	(122,197)	(7,125)	(343,910)
Net decrease	(2,302)	$(121,442)	(7,099)	$(342,639)

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

	For the Six Months Ended June 30, 2015		For the Year Ended December 31, 2014
	Shares	Amount	Shares	Amount
Class C:
Sold	135,347	$6,946,872	204,598	$9,790,662
Issued as reinvestment of dividends	12,785	634,368	8,949	441,959
Redeemed	(167,284)	(8,669,638)	(364,936)	(17,383,195)
Net decrease	(19,152)	$(1,088,398)	(151,389)	$(7,150,574)
Class I:
Sold	1,772,250	$92,642,125	2,028,062	$99,754,418
Issued as reinvestment of dividends	73,976	3,689,189	65,101	3,254,300
Redeemed	(1,236,907)	(64,802,667)	(1,181,051)	(56,825,417)
Net increase	609,319	$31,528,647	912,112	$46,183,301
Class Ra:
Sold	20,840	$1,092,183	211	$10,000
Issued as reinvestments of dividends and distributions	200	9,857	—	—
Net increase	21,040	$1,102,040	211	$10,000
Class Za:
Sold	—	$—	211	$10,000
Net increase	—	$—	211	$10,000

a  Inception date of October 1, 2014.

Note 6. Borrowings

The Fund, in conjunction with other Cohen & Steers open-end funds, was a party to a $200,000,000 syndicated credit agreement (the credit agreement) with State Street Bank and Trust Company, as administrative agent and operations agent, and the lenders identified in the credit agreement (as applicable), which expired January 23, 2015. The Fund paid a commitment fee of 0.10% per annum on its proportionate share of the unused portion of the credit agreement. On January 23, 2015, the credit agreement was renewed and expires January 22, 2016. Under the renewed credit agreement, the total commitment amount has been reduced to $50,000,000 and the Fund pays a commitment fee of 0.15% per annum on its proportionate share of the unused portion of the credit agreement.

During the six months ended June 30, 2015, the Fund did not borrow under the credit agreement.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)—(Continued)

Note 7. Other

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is dependent on claims that may be made against the Fund in the future and, therefore, cannot be estimated; however, based on experience, the risk of material loss from such claims is considered remote.

Note 8. Subsequent Events

Management has evaluated events and transactions occurring after June 30, 2015 through the date that the financial statements were issued, and has determined that no additional disclosure in the financial statements is required.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

OTHER INFORMATION

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities is available (i) without charge, upon request, by calling 800-330-7348, (ii) on our website at cohenandsteers.com or (iii) on the Securities and Exchange Commission's (the SEC) website at http://www.sec.gov. In addition, the Fund's proxy voting record for the most recent 12-month period ended June 30 is available by August 31 of each year (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov.

The Fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Fund's Forms N-Q are available (i) without charge, upon request, by calling 800-330-7348 or (ii) on the SEC's website at http://www.sec.gov. In addition, the Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 800-SEC-0330.

Please note that distributions paid by the Fund to shareholders are subject to recharacterization for tax purposes. The Fund may also pay distributions in excess of the Fund's net investment company taxable income and net realized gains and this excess would be a tax free return of capital distributed from the Fund's assets. The final tax treatment of all distributions is reported to shareholders on their 1099-DIV forms, which are mailed after the close of each calendar year.

APPROVAL OF INVESTMENT ADVISORY AND SUBADVISORY AGREEMENTS

The Board of Directors of the Fund, including a majority of the directors who are not parties to the Fund's investment advisory and subadvisory agreements (the Advisory Agreements), or interested persons of any such party (Independent Directors), has the responsibility under the 1940 Act to approve the Fund's Advisory Agreements for their initial two year term and their continuation annually thereafter at a meeting of the Board of Directors called for the purpose of voting on the approval or continuation. At a telephonic meeting of the Board of Directors held on June 9, 2015 and at a meeting held in person on June 16, 2015, the Advisory Agreements were discussed and were unanimously continued for a term ending June 30, 2016 by the Fund's Board of Directors, including the Independent Directors. The Independent Directors were represented by independent counsel who assisted them in their deliberations during the meeting and executive session.

In considering whether to continue the Advisory Agreements, the Board of Directors reviewed materials provided by the Fund's investment advisor (the Investment Advisor) and Fund counsel which included, among other things, fee, expense and performance information compared to peer funds (Peer Funds) and performance comparisons to a larger category universe, prepared by an independent data provider; summary information prepared by the Investment Advisor; and a memorandum outlining the legal duties of the Board of Directors. The Board of Directors also spoke directly with representatives of the independent data provider and met with investment advisory personnel. In addition, the Board of Directors considered information provided from time to time by the Investment Advisor throughout the year at meetings of the Board of Directors, including presentations by portfolio managers relating to the

COHEN & STEERS GLOBAL REALTY SHARES, INC.

investment performance of the Fund and the investment strategies used in pursuing the Fund's objective. In particular, the Board of Directors considered the following:

(i) The nature, extent and quality of services to be provided by the Investment Advisor and the Subadvisors: The Board of Directors reviewed the services that the Investment Advisor and the sub-investment advisors (the Subadvisors) provide to the Fund, including, but not limited to, making the day-to-day investment decisions for the Fund, and, for the Investment Advisor, generally managing the Fund's investments in accordance with the stated policies of the Fund. The Board of Directors also discussed with officers and portfolio managers of the Fund the types of transactions that were being done on behalf of the Fund. Additionally, the Board of Directors took into account the services provided by the Investment Advisor and the Subadvisors to other funds, including those that have investment objectives and strategies similar to the Fund. The Board of Directors next considered the education, background and experience of the Investment Advisor's and Subadvisors' personnel, noting particularly that the favorable history and reputation of the portfolio managers for the Fund has had, and would likely continue to have, a favorable impact on the Fund. The Board of Directors further noted the Investment Advisor's and Subadvisors' ability to attract qualified and experienced personnel. The Board of Directors also considered the administrative services provided by the Investment Advisor, including compliance and accounting services. After consideration of the above factors, among others, the Board of Directors concluded that the nature, extent and quality of services provided by the Investment Advisor and the Subadvisors are adequate and appropriate.

(ii) Investment performance of the Fund and the Investment Advisor and Subadvisors: The Board of Directors considered the investment performance of the Fund versus Peer Funds and compared to a relevant benchmark. The Board of Directors noted that the Fund underperformed the median of the Peer Funds for the one-, three-, five- and ten-year periods ended March 31, 2015, ranking in the third, fourth and fifth quintiles and two out of two, respectively. The Board of Directors also noted that the Fund underperformed its benchmark for the one-, three-, five- and ten-year periods. The Board of Directors noted that the Fund's investment strategy changed to a global real estate mandate from domestic real estate effective September 2007. The Board of Directors also noted that the Fund has outperformed its benchmark since the reorganization of the global real estate investment team in May 2012, through March 31, 2015. The Board of Directors engaged in discussions with the Investment Advisor regarding the contributors to and detractors from the Fund's performance during the periods. The Board of Directors also considered supplemental information provided by the Investment Advisor, including a narrative summary of various factors affecting performance and the Investment Advisor's performance in managing other real estate funds. The Board of Directors determined that Fund performance, in light of all considerations noted above, was satisfactory.

(iii) Cost of the services to be provided and profits to be realized by the Investment Advisor from the relationship with the Fund: Next, the Board of Directors considered the advisory fees and administrative fees payable by the Fund, as well as total expense ratios. As part of its analysis, the Board of Directors gave consideration to the fee and expense analyses provided by the independent data provider. The Board of Directors noted that the Fund's actual management fee was lower than the median of the Peer Funds, ranking in the third quintile. The Fund's contractual management fee was higher than the median of the Peer Funds, ranking in the fourth quintile. The Board of Directors noted that the Fund's total expense ratio was slightly higher (by 0.04%) than the median of the Peer Funds, ranking in the fifth quintile. The Board of Directors considered that the Investment Advisor is waiving a

COHEN & STEERS GLOBAL REALTY SHARES, INC.

portion of its fees and/or reimbursing expenses to limit the overall operating expenses of the Fund. The Board of Directors then considered the administrative services provided by the Investment Advisor, including compliance and accounting services, and further noted that the Fund pays an administration fee to the Investment Advisor. The Board of Directors concluded that the Fund's expense structure was satisfactory.

The Board of Directors also reviewed information regarding the profitability to the Investment Advisor of its relationship with the Fund. The Board of Directors considered the level of the Investment Advisor's profits and whether the profits were reasonable for the Investment Advisor. The Board of Directors noted that the Investment Advisor is currently waiving a portion of its fee and/or reimbursing expenses of the Fund. Since the Subadvisors are paid by the Investment Advisor and not by the Fund and are affiliates of the Investment Advisor, and the Board of Directors considered the profitability of the Investment Advisor as a whole, the Board of Directors did not consider the Subadvisors' separate profitability to be relevant to their considerations. The Board of Directors took into consideration other benefits to be derived by the Investment Advisor in connection with the Advisory Agreements, noting particularly the research and related services, within the meaning of Section 28(e) of the Securities Exchange Act of 1934, as amended, that the Investment Advisor receives by allocating the Fund's brokerage transactions. The Board of Directors also considered the fees received by the Investment Advisor under the Administration Agreement, and noted the significant services received, such as compliance, accounting and operational services and furnishing office space and facilities for the Fund, and providing persons satisfactory to the Board of Directors to serve as officers of the Fund, and that these services were beneficial to the Fund. The Board of Directors concluded that the profits realized by the Investment Advisor from its relationship with the Fund were reasonable and consistent with the Investment Advisor's fiduciary duties.

(iv) The extent to which economies of scale would be realized as the Fund grows and whether fee levels would reflect such economies of scale: The Board of Directors considered the Fund's asset size and determined that there were not at this time significant economies of scale that were not being shared with shareholders.

(v) Comparison of services to be rendered and fees to be paid to those under other investment advisory contracts, such as contracts of the same and other investment advisers or other clients: As discussed above in (iii), the Board of Directors compared the fees paid under the Advisory Agreements to those under other investment advisory contracts of other investment advisers managing Peer Funds. The Board of Directors also compared the services rendered, fees paid and profitability under the Advisory Agreements to those under the Investment Advisor's other advisory agreements and advisory contracts with institutional and other clients with similar investment mandates. The Board of Directors also considered the entrepreneurial risk and financial exposure assumed by the Investment Advisor in developing and managing the Fund that the Investment Advisor does not have with institutional and other clients and other differences in the management of registered investment companies and institutional accounts. The Board of Directors determined that on a comparative basis the fees under the Advisory Agreements were reasonable in relation to the services provided.

No single factor was cited as determinative to the decision of the Board of Directors. Rather, after weighing all of the considerations and conclusions discussed above, the Board of Directors, including the Independent Directors, unanimously approved the continuation of the Advisory Agreements.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy

Facts	What Does Cohen & Steers Do With Your Personal Information?
Why?

Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.

What?	The types of personal information we collect and share depend on the product or service you have with us. This information can include:
• Social Security number and account balances
• Transaction history and account transactions
• Purchase history and wire transfer instructions
How?

All financial companies need to share customers' personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers' personal information; the reasons Cohen & Steers chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Cohen & Steers share?	Can you limit this sharing?
For our everyday business purposes— such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or reports to credit bureaus	Yes	No
For our marketing purposes— to offer our products and services to you	Yes	No
For joint marketing with other financial companies—	No	We don't share
For our affiliates' everyday business purposes— information about your transactions and experiences	No	We don't share
For our affiliates' everyday business purposes— information about your creditworthiness	No	We don't share
For our affiliates to market to you—	No	We don't share
For non-affiliates to market to you—	No	We don't share

Questions?  Call 800-330-7348

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Privacy Policy—(Continued)

Who we are
Who is providing this notice?

Cohen & Steers Capital Management, Inc., Cohen & Steers Asia Limited, Cohen & Steers UK Limited, Cohen & Steers Securities, LLC, Cohen & Steers Private Funds and Cohen & Steers Open- and Closed-End Funds (collectively, Cohen & Steers).

What we do
How does Cohen & Steers protect my personal information?

To protect your personal information from unauthorized access and use, we use security measures that comply with federal law. These measures include computer safeguards and secured files and buildings. We restrict access to your information to those employees who need it to perform their jobs, and also require companies that provide services on our behalf to protect your information.

How does Cohen & Steers collect my personal information?	We collect your personal information, for example, when you:
• Open an account or buy securities from us
• Provide account information or give us your contact information
• Make deposits or withdrawals from your account
We also collect your personal information from other companies.
Why can't I limit all sharing?	Federal law gives you the right to limit only:
• sharing for affiliates' everyday business purposes—information about your creditworthiness
• affiliates from using your information to market to you
• sharing for non-affiliates to market to you
State law and individual companies may give you additional rights to limit sharing.
Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with affiliates.
Non-affiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. • Cohen & Steers does not share with non-affiliates.
Joint marketing	A formal agreement between non-affiliated financial companies that together market financial products or services to you. • Cohen & Steers does not jointly market.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

Cohen & Steers Investment Solutions

COHEN & STEERS GLOBAL REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in global real estate equity securities

  •  Symbols: CSFAX, CSFCX, CSSPX, GRSRX, CSFZX

COHEN & STEERS INSTITUTIONAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRIX

COHEN & STEERS REAL ESTATE SECURITIES FUND

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbols: CSEIX, CSCIX, CSDIX, CIRRX, CSZIX

COHEN & STEERS INTERNATIONAL REALTY FUND

  •  Designed for investors seeking total return, investing primarily in international real estate securities

  •  Symbols: IRFAX, IRFCX, IRFIX

COHEN & STEERS REALTY SHARES

  •  Designed for investors seeking total return, investing primarily in U.S. real estate securities

  •  Symbol: CSRSX

COHEN & STEERS
INSTITUTIONAL GLOBAL REALTY SHARES

  •  Designed for institutional investors seeking total return, investing primarily in global real estate securities

  •  Symbol: GRSIX

COHEN & STEERS GLOBAL INFRASTRUCTURE FUND

  •  Designed for investors seeking total return, investing primarily in global infrastructure securities

  •  Symbols: CSUAX, CSUCX, CSUIX, CSURX, CSUZX

COHEN & STEERS DIVIDEND VALUE FUND

  •  Designed for investors seeking long-term growth of income and capital appreciation, investing primarily in dividend paying common stocks and preferred stocks

  •  Symbols: DVFAX, DVFCX, DVFIX, DVFRX, DVFZX

COHEN & STEERS
PREFERRED SECURITIES AND INCOME FUND

  •  Designed for investors seeking total return (high current income and capital appreciation), investing primarily in preferred and debt securities

  •  Symbols: CPXAX, CPXCX, CPXIX, CPRRX, CPXZX

COHEN & STEERS REAL ASSETS FUND

  •  Designed for investors seeking total return and the maximization of real returns during inflationary environments by investing primarily in real assets

  •  Symbols: RAPAX, RAPCX, RAPIX, RAPRX, RAPZX

COHEN & STEERS
MLP & ENERGY OPPORTUNITY FUND

  •  Designed for investors seeking total return, investing primarily in midstream energy master limited partnership (MLP) units and related stocks

  •  Symbols: MLOAX, MLOCX, MLOIX, MLORX, MLOZX

COHEN & STEERS
ACTIVE COMMODITIES STRATEGY FUND

  •  Designed for investors seeking total return, investing primarily in a diversified portfolio of exchange-traded commodity future contracts and other commodity-related derivative instruments

  •  Symbols: CDFAX, CDFCX, CDFIX, CDFRX, CDFZX

Distributed by Cohen & Steers Securities, LLC.

COHEN & STEERS GLOBAL REALTY MAJORS ETF

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: GRI

Distributed by ALPS Distributors, Inc.

ISHARES COHEN & STEERS
REALTY MAJORS INDEX FUND

  •  Designed for investors who seek a relatively low-cost passive approach for investing in a portfolio of real estate equity securities of companies in a specified index

  •  Symbol: ICF

Distributed by SEI Investments Distribution Co.

Please consider the investment objectives, risks, charges and expenses of the fund carefully before investing. A summary prospectus and prospectus containing this and other information can be obtained by calling 800-330-7348 or by visiting cohenandsteers.com. Please read the summary prospectus and prospectus carefully before investing.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

OFFICERS AND DIRECTORS

Robert H. Steers
Director and Chairman

Michael G. Clark
Director

Bonnie Cohen
Director

George Grossman
Director

Richard E. Kroon
Director

Richard J. Norman
Director

Frank K. Ross
Director

C. Edward Ward, Jr.
Director

Adam M. Derechin
President and Chief Executive Officer

Joseph M. Harvey
Vice President

Jon Chiegh
Vice President

Francis C. Poli
Secretary

James Giallanza
Treasurer and Chief Financial Officer

Lisa D. Phelan
Chief Compliance Officer

Heather Kaden
Deputy Chief Compliance Officer

Tina M. Payne
Assistant Secretary

Neil Bloom
Assistant Treasurer

KEY INFORMATION

Investment Advisor

Cohen & Steers Capital Management, Inc.
280 Park Avenue
New York, NY 10017
(212) 832-3232

Co-administrator and Custodian

State Street Bank and Trust Company
One Lincoln Street
Boston, MA 02111

Transfer Agent

Boston Financial Data Services, Inc.
P.O. Box 8123
Boston, MA 02266
(800) 437-9912

Legal Counsel

Ropes & Gray LLP
1211 Avenue of the Americas
New York, NY 10036

Distributor

Cohen & Steers Securities, LLC
280 Park Avenue
New York, NY 10017

Nasdaq Symbol: Class  A—CSFAX
C—CSFCX
I—CSSPX
R—GRSRX
Z—CSFZX

Website: cohenandsteers.com

This report is authorized for delivery only to shareholders of Cohen & Steers Global Realty Shares, Inc. unless accompanied or preceded by the delivery of a currently effective prospectus setting forth details of the Fund. Performance data quoted represent past performance. Past performance is no guarantee of future results and your investment may be worth more or less at the time you sell your shares.

COHEN & STEERS

GLOBAL REALTY SHARES

280 PARK AVENUE

NEW YORK, NY 10017

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Semiannual Report June 30, 2015

Cohen & Steers Global Realty Shares

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed Registrants.

Not applicable.

Item 6. Schedule of Investments.

Included in Item 1 above.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8.  Portfolio Managers of Closed-End Management Investment Companies.

Not applicable.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders.

None.

Item 11. Controls and Procedures.

(a) The registrant’s principal executive officer and principal financial officer have concluded, based upon their evaluation of the registrant’s disclosure controls and procedures as conducted within 90 days of the filing date of this report, that these disclosure controls and procedures provide reasonable assurance that material information required to be disclosed by the registrant in the report it files or submits on Form N-CSR is recorded, processed, summarized and reported within the time periods specified in the Securities and Exchange Commission’s rules and forms and that such material information is accumulated and communicated to the registrant’s management, including its principal executive officer and principal financial officer, as appropriate, in order to allow timely decisions regarding required disclosure.

(b) There were no changes in the registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1) Not applicable.

(a)(2) Certifications of principal executive officer and principal financial officer as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3) Not applicable.

(b) Certifications of chief executive officer and chief financial officer as required by Rule 30a- 2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

COHEN & STEERS GLOBAL REALTY SHARES, INC.

By:	/s/ Adam M. Derechin
Name: Adam M. Derechin
Title: President and Chief Executive Officer

Date: September 3, 2015

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Adam M. Derechin
	Name:	Adam M. Derechin
	Title:	President and Chief Executive Officer
(Principal Executive Officer)

By:	/s/ James Giallanza
	Name:	James Giallanza
	Title:	Treasurer and Chief Financial Officer
(Principal Financial Officer)

Date: September 3, 2015